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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 4, 2003
                Date of Report (Date of earliest event reported)


                                  INERGY, L.P.
             (Exact name of Registrant as specified in its charter)

          Delaware                     0-32453                  43-1918951
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                       2 Brush Creek Boulevard, Suite 200
                              Kansas City, MO 64112
                    (Address of principal executive offices)

                                 (816) 842-8181
              (Registrant's telephone number, including area code)

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Item 5. Other Events

            On February 4, 2003, Inergy, L.P. (the "Partnership") issued a press release reporting its fiscal 2003 first quarter financial results. A copy of the press release is included as an exhibit to this Current Report.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

99.1    Press release dated February 4, 2003

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            INERGY, L.P.

                                            By:  INERGY GP, LLC,
                                                 Its Managing General Partner

Date: February 4, 2003                      By:  /s/ R. Brooks Sherman Jr.
                                                 -------------------------
                                                 R. Brooks Sherman Jr.
                                                 Senior Vice President and Chief
                                                 Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)

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                                  Exhibit Index

    Exhibit Number                        Description
    --------------                        -----------

         99.1                             Press Release dated February 4, 2003.